Fannie Mae Preferred Offering Roadshow December 5, 2007

Disclaimer/Safe Harbor 2 This presentation includes forward-looking statements, including statements relating to our future financial performance and condition, capital position, ability to take advantage of business opportunities, market share and credit losses; our strategy; and our expectations regarding the housing, credit and mortgage markets. Future results may differ materially from what is indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, greater than expected delinquencies and credit losses on the mortgages we hold or guaranty, delinquencies and losses on subprime and Alt-A mortgage loans that back our private-label mortgage-related securities investments, further declines in home prices in excess of our current expectations, a recession or other economic downturn, a default by one or more of our significant institutional counterparties on its obligations to us, the loss of business volume from any of our key lender customers, and sudden and unexpected changes in interest rates, as well as others described in the "Risk Factors" sections in Fannie Mae's quarterly report on Form 10-Q for the quarter ended September 30, 2007 and its annual report on Form 10-K for the year ended December 31, 2006, and in its reports on SEC Form 8-K. As used in this presentation, the term "credit losses" refers to (1) charge-offs, excluding losses on loans we purchase from our MBS trusts, net of recoveries, plus (2) foreclosed property expense. Other terms used but not defined in this presentation may be defined in our annual report on Form 10-K for the year ended December 31, 2006. All data is as of September 30, 2007 except as noted.

Market share returning to GSEs Guaranty fee prices increasing Tightening underwriting standards Wider spreads on mortgage portfolio acquisitions Delinquencies are lower than industry average Book has significant credit enhancement Capital cushion over regulatory requirements in this difficult environment Additional capital to take advantage of select business growth opportunities $7 billion capital raise addresses the following: Fannie Mae has experience to manage through credit cycles Dislocations in the market present opportunities going forward Highlights 3

Following a period of extended strength (2000-2007), liquidity has declined substantially, starting with subprime From the end of June to date, AAA-rated subprime ABS spreads have widened about 175 bps and AAA-rated CMBS spreads have widened by about 80 bps Market Environment Changes in 2007 4 Market disruptions Negative housing cycle Forecasting a peak-to-trough decline of 10-12%; 3% decline in home prices through the end of 2007 and 4-5% in 2008, although the precise timing of the declines is difficult to predict Months' supply of total existing homes increased to 10.8 months in October 2007 from 7.4 months in October 2006

Implications for Fannie Mae 5 Single-family serious delinquency rate of 78 bps in September 2007, vs 61 bps in September 2006 Increased credit losses - forecast 4-6 bps for 2007, increasing to 8-10 bps in 2008 Negative credit mark-to-market impacts Earnings and capital pressure in 2007 and 2008 Negative implications Share increase - single-family new acquisition share approximately doubled Fee increase - single-family guaranty fees on new business were in excess of 30 bps in Q3 Wider spreads on new portfolio acquisitions Positive implications

Strategy 6 Stricter eligibility and tightened underwriting Work servicing relationships with intent to increase workouts to over 50% Increased focus on counterparty risk management Minimize credit losses Increase fees and maintain share Capitalize on business opportunities Deliver on mission: affordability, liquidity, stability Build capital surplus Cushion against regulatory requirements Additional capital to take advantage of business opportunities Management team is experienced on downside and upside

7 Credit

2008 Credit Loss Outlook 8 A peak-to-trough decline of 10-12%; 3% decline in home prices through the end of 2007 and 4-5% in 2008, although the precise timing of the declines is difficult to predict Single-family seriously delinquent loans as of December 31, 2006 and October 31, 2007 were approximately 105,000 and 142,000 respectively 60% of our seriously delinquent loans have credit enhancement1 Defaults and severity expected to increase consistent with market conditions, but severity to be mitigated by back-end credit enhancement and vintage of book Expect 2008 credit losses to be in the 8-10 bps range, up from 4-6 bps in 2007, reflecting the following key assumptions and observations: Severe correction in housing market 1 Based on unpaid principal balance of loans The decline is expected to be nationwide and is estimated at about one-half of the magnitude of the decline experienced in Southern California in the early 1990's

Credit - Market Environment 9 Fannie Mae single-family serious delinquency rates are increasing, but remain below industry averages 1 Loans 90 or more days past due or in the process of foreclosure as of the end of each quarter. Source: Mortgage Bankers Association, National Delinquency Survey and Fannie Mae. 1

Fannie Mae Credit Loss 10 Losses concentrated in a few key areas: Midwest, Alt-A and Affordable Housing Top Single-Family Credit Losses* by State * Credit losses are net charge-offs, excluding losses on loans we purchase from our MBS trusts, plus foreclosed property expenses. (For the nine months ended September 30, 2007) ** Expect the 2006 and 2007 books to deteriorate with age Q3 2007 2000 and Prior (3.1% of BoB) 33.9 2001 (2.2% of BoB) 45.6 2002 (7.5% of BoB) 70.8 2003 (23.6% of BoB) 145 2004 (13.3% of BoB) 120.3 2005 (16.6% of BoB) 149.4 2006 (18.4% of BoB)** 103.9 2007 (15.4% of BoB)**

Fannie Mae Credit Profile by Key Product Features Credit Characteristics of Single-Family Mortgage Credit Book of Business 11 Credit losses are net charge-offs, excluding losses on loans we purchase from our MBS trusts, plus foreclosed property expenses.

Management Actions on Credit 12 Tightening underwriting standards / reduced participation in riskier segments Stricter eligibility on riskier business Increased FICO, LTV and documentation requirements Increased loss mitigation efforts Increased focus on work-outs More aggressive in early buyouts when we see value Encourage servicers to ramp up workouts and outreach programs to delinquent borrowers We purchased credit enhancement on riskier products We actively monitor our counterparties Credit enhancement providers Servicers

13 Businesses

Single-family Business 14 #1 market position reestablished Market share gains - over 40% market share on new acquisitions Increased pricing MBS retains significant liquidity advantage Total book of business grew at a 13.3%1 annualized rate through October 2007 Guaranty fees on new business in Q3 was greater than 30 bps Tightening underwriting standards Purchase of credit enhancement 1 Data is from Monthly Summary.

Housing and Community Development (HCD) 15 Multifamily business having a good year Rental markets remain strong Gaining share back Improving pricing on new business Wider spreads on portfolio acquisitions Guaranty book growth 10% year-to-date to $134B Serious delinquencies remain low - 8 bps in September 2007 Credit losses under 1 bp with 89% of the guaranty book credit enhanced Major market participant in low-income housing tax credits industry

Capital Markets Group 16 Estimated $723 billion mortgage portfolio for November 2007 Net interest yield stabilizing in the mid-50 bps range 99% of subprime and 100% of Alt-A private label securities currently rated AAA Single-family loans 0.43 Non-Agency Subprime Mortgage Securities 0.06 Multifamily loans 0.11 Non-Agency Alt-A Mortgage Securities 0.05 Other Non-Agency Mortgage Securities 0.06 Fannie Mae MBS 0.24 Non-FNM Agency Securities 0.05 Mortgage Portfolio Composition (As of September 30, 2007)

Exposure to Subprime and Alt-A Securities 17 (Data as of September 30, 2007) Securities Wraps Securities Wraps Balance (UPB $ billion) $ 42.4 $ 6.2 $ 33.8 $ 0.6 Share of Total SF Credit Book 1.6% 1.3% % AAA 99% 100% % AA or below Subprime Alt-A 1% 8% 92% 0.2% 0% 0.0% 100% 0% Weighted Average Subordination 32% 47% 22% 8% Currently, Fannie Mae has no exposure to Collateralized Debt Obligations (CDOs)/Special Investment Vehicles (SIVs).

18 Financials

GAAP Financials - Historical Income Statement 19

Fair Value Balance Sheets 20

21 Losses on Loans Purchased from Trusts The average market price of loans purchased from pools in Q3 2007 was 71%1 of UPB If market conditions deteriorate, cure rates are expected to decline

Market share returning to GSEs Guaranty fee prices increasing Tightening underwriting standards Wider spreads on mortgage portfolio acquisitions Delinquencies are lower than industry average Book has significant credit enhancement Capital cushion over regulatory requirements in this difficult environment Additional capital to take advantage of select business growth opportunities $7 billion capital raise addresses the following: Fannie Mae has experience to manage through credit cycles Dislocations in the market present opportunities going forward Conclusion 22

Appendix 23 Explanation and Reconciliation of Non-GAAP Measures Included in Fair Value Balance Sheet to GAAP Measures: 1 Each of the amounts listed as a "fair value adjustment" represents the difference between the carrying value included in our GAAP condensed consolidated balance sheets and our best judgment of the estimated fair value of the listed asset or liability. 2 We determined the estimated fair value of these financial instruments in accordance with the fair value guidelines outlined in SFAS No. 107, Disclosures about Fair Value of Financial Instruments ("SFAS 107"), as described in "Notes to Condensed Consolidated Financial Statements-Note 15, Fair Value of Financial Instruments" in our Quarterly Report Form 10-Q for the quarter ended September 30, 2007 ("3rd Quarter 2007 Form 10-Q"). In Note 15, we also disclose the carrying value and estimated fair value of our total financial assets and total financial liabilities as well as discuss the methodologies and assumptions we use in estimating the fair value of our financial instruments. 3 We have separately presented the estimated fair value of "Mortgage loans held for sale," "Mortgage loans held for investment, net of allowance for loan losses," "Guaranty assets of mortgage loans held in portfolio" and "Guaranty obligations of mortgage loans held in portfolio." These combined line items together represent total mortgage loans reported in our GAAP condensed consolidated balance sheets. This presentation provides transparency into the components of the fair value of our mortgage loans associated with our guaranty business activities and the components of our capital markets business activities, which is consistent with the way we manage risks and allocate revenues and expenses for segment reporting purposes. While the carrying values and estimated fair values of the individual line items may differ from the amounts presented in Note 15 of our 3rd Quarter 2007 Form 10-Q, the combined amounts together equal the carrying value and estimated fair value amounts of total mortgage loans in Note 15. 4 In our GAAP condensed consolidated balance sheets, we report the guaranty assets associated with our outstanding Fannie Mae MBS and other guaranties as a separate line item and include buy-ups, master servicing assets and credit enhancements associated with our guaranty assets in "Other assets." The GAAP carrying value of our guaranty assets reflects only those guaranty arrangements entered into subsequent to our adoption of FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (an interpretation of FASB Statements No. 5, 57, and 107 and rescission of FIN No. 34) ("FIN 45"), on January 1, 2003. On a GAAP basis, our guaranty assets totaled $9.4 billion and $7.7 billion as of September 30, 2007 and December 31, 2006, respectively. The associated buy-ups totaled $894 million and $831 million as of September 30, 2007 and December 31, 2006, respectively. In our non-GAAP supplemental consolidated fair value balance sheets, we also disclose the estimated guaranty assets and obligations related to mortgage loans held in our portfolio. The aggregate estimated fair value of the guaranty asset-related components totaled $16.8 billion as of September 30, 2007, compared with $15.8 billion as of December 31, 2006. These components represent the sum of the following line items in Table 15: (i) Guaranty assets of mortgage loans held in portfolio; (ii) Guaranty obligations of mortgage loans held in portfolio, (iii) Guaranty assets and buy-ups; and (iv) Master servicing assets and credit enhancements. 5 The line items "Master servicing assets and credit enhancements" and "Other assets" together consist of the assets presented on the following five line items in our GAAP condensed consolidated balance sheets: (i) Accrued interest receivable; (ii) Acquired property, net; (iii) Deferred tax assets; (iv) Partnership investments; and (v) Other assets. The carrying value of these items in our GAAP condensed consolidated balance sheets together totaled $38.8 billion and $34.8 billion as of September 30, 2007 and December 31, 2006, respectively. We deduct the carrying value of the buy-ups associated with our guaranty obligation, which totaled $894 million and $831 million as of September 30, 2007 and December 31, 2006, respectively, from "Other assets" reported in our GAAP condensed consolidated balance sheets because buy-ups are a financial instrument that we combine with guaranty assets in our SFAS 107 disclosure in Note 15 3rd Quarter 2007 Form 10-Q. We have estimated the fair value of master servicing assets and credit enhancements based on our fair value methodologies discussed in Note 15. 6 With the exception of partnership investments and deferred tax assets, the GAAP carrying values of other assets generally approximate fair value. While we have included partnership investments at their carrying value in each of the non-GAAP supplemental consolidated fair value balance sheets, the fair values of these items are generally different from their GAAP carrying values, potentially materially. For example, our LIHTC partnership investments had a carrying value of $8.0 billion and an estimated fair value of $9.1 billion as of September 30, 2007. We assume that other deferred assets, consisting primarily of prepaid expenses, have no fair value. We adjust the GAAP-basis deferred income taxes for purposes of each of our non-GAAP supplemental consolidated fair value balance sheets to include estimated income taxes on the difference between our non-GAAP supplemental consolidated fair value balance sheets net assets, including deferred taxes from the GAAP condensed consolidated balance sheets, and our GAAP condensed consolidated balance sheets stockholders' equity. Because our adjusted deferred income taxes are a net asset in each year, the amounts are included in our non-GAAP fair value balance sheets as a component of other assets. 7 The line item "Other liabilities" consists of the liabilities presented on the following four line items in our GAAP condensed consolidated balance sheets: (i) Accrued interest payable; (ii) Reserve for guaranty losses; (iii) Partnership liabilities; and (iv) Other liabilities. The carrying value of these items in our GAAP condensed consolidated balance sheets together totaled $20.7 billion and $22.2 billion as of September 30, 2007 and December 31, 2006, respectively. The GAAP carrying values of these other liabilities generally approximate fair value. We assume that deferred liabilities, such as deferred debt issuance costs, have no fair value. 8 "Preferred stockholders' equity" is reflected in our non-GAAP supplemental consolidated fair value balance sheets at the estimated fair value amount. 9 "Common stockholders' equity" consists of the stockholders' equity components presented on the following five line items in our GAAP condensed consolidated balance sheets: (i) Common stock; (ii) Additional paid-in capital; (iii) Retained earnings; (iv) Accumulated other comprehensive loss; and (v) Treasury stock, at cost. "Common stockholders' equity" is the residual of the excess of the estimated fair value of total assets over the estimated fair value of total liabilities, after taking into consideration preferred stockholders' equity and minority interest in consolidated subsidiaries.